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                                                                      EXHIBIT 23

                           CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference and use of our report, dated February 12, 2004, (which report is included in Item 13 of the Annual Report on Form 10-K of CNB Corporation for the year ended December 31, 2003) in CNB Corporation's Form S-8 (File No. 333-100250) for the 1996 Stock Option Plan.






                                             Crowe Chizek and Company LLC

South Bend, Indiana
March 24, 2004